UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 10, 2026
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 10, 2026, the Board of Directors (the “Board”) of CarMax, Inc. (the “Company”) appointed Keith Barr as the Company’s President and Chief Executive Officer (“CEO”), effective March 16, 2026 (the “Effective Date”). The Board also appointed Mr. Barr to the Board and increased the size of the Board from nine to ten directors as of the Effective Date.

Mr. Barr, age 55, was Chief Executive Officer of InterContinental Hotels Group PLC (“IHG”), one of the world’s largest hospitality companies from July 2017 through June 2023. Prior to that, Mr. Barr served in various roles at IHG since initially joining the company in 2000, including as Chief Commercial Officer for four years and as Chief Executive Officer of IHG’s Greater China business for four years. Mr. Barr currently serves on the board of directors of MGM Resorts International. Mr. Barr previously served as a director of Yum! Brands and IHG.

Pursuant to the terms of Mr. Barr’s at-will offer letter with the Company entered into on February 10, 2026, he will receive an annual base salary of $1,250,000 and will be eligible for an annual target bonus equal to 175% of his base salary. Mr. Barr will also be eligible to receive the following long-term equity incentive awards under the Company’s 2002 Stock Incentive Plan, as amended and restated: (a) on the Effective Date, a one-time sign-on grant of stock-settled restricted stock units (“Sign-On RSUs”) with a target grant date fair value of $1,000,000, which will vest on the first anniversary of the grant date; (b) on the Effective Date, a one-time sign-on grant of options to purchase CarMax common stock with a target grant date fair value of $1,000,000, which will vest ratably over a four-year period (“Sign-On Stock Options”); (c) in 2026, in connection with our annual equity award program, (i) a grant of stock options to purchase CarMax common stock with a target grant date fair value of $3,500,000, with the vesting period for such award determined at the time of grant; and (ii) a grant of performance-based restricted stock units with a target grant date fair value of $3,500,000.

Mr. Barr is also entitled to relocation benefits in accordance with the Company’s relocation policy. The Company has also agreed to provide Mr. Barr temporary housing to assist him with his relocation. Mr. Barr will also be eligible to participate in the Company’s demo car program, receive tax and financial planning benefits, and participate in the Company’s benefits programs. In addition, Mr. Barr will be permitted to use the Company corporate aircraft for personal use, subject to a $200,000 cap per fiscal year.

In addition, as of the Effective Date, the Company and Mr. Barr will enter into a Company severance agreement (the “Severance Agreement”) that is in a form substantially similar to the Company’s Amended and Restated Severance Agreement, which form was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed on January 5, 2024, except for the following provisions:

1.If CarMax terminates Mr. Barr’s employment for any reason other than for “cause” or Mr. Barr terminates his employment for “good reason”, then he shall be entitled to, among other things, two times the sum of his base salary and his target annual bonus, payable in 52 biweekly installments.

2.Payment or reimbursement of the Company’s portion of the Executive’s applicable COBRA premiums for up to 18 months.

The foregoing summary of the Sign-On RSUs, Sign-On Stock Options, and the Severance Agreement are each qualified in their entirety by reference to the full text of the form of RSU grant agreement, the form of Stock Option grant agreement, and the Severance Agreement, which are attached as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and incorporated herein by reference. The above description of Mr. Barr’s offer letter does not purport to be complete and is subject to, and is qualified in its entirety by reference to the full text of Mr. Barr’s offer letter, which will be filed as an exhibit to the next Annual Report on Form 10-K of the Company and is incorporated herein by reference.

There are no family relationships between Mr. Barr and any director or executive officer of the Company, and no arrangements or understandings between Mr. Barr and any other person pursuant to which he was selected as an officer or a member of the Board. Mr. Barr has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. Barr as CEO, David W. McCreight will step down as the Company’s interim CEO effective as of the Effective Date. Effective March 16, 2026, the Board has re-appointed Mr. McCreight to the Company’s Compensation and Personnel Committee (the “Committee”) and Shira Goodman will step down from the Committee.

Item 7.01	Regulation FD Disclosure.
The Company’s press release regarding the matters described in Item 5.02 above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01, including the exhibit attached hereto, is being furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Further, the information in Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
10.1	Form of Sign-On Restricted Stock Unit Agreement with Keith Barr
10.2	Form of Sign-On Stock Option Agreement with Keith Barr
10.3	CarMax, Inc. Severance Agreement between CarMax, Inc. and Keith Barr

99.1	Press Release, dated February 12, 2026, issued by CarMax, Inc. entitled “CarMax Names Keith Barr as Chief Executive Officer”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: February 12, 2026	By: /s/ John M. Stuckey, III
John M. Stuckey, III
Senior Vice President, General Counsel
and Corporate Secretary